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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 28, 2000

             HEAVENLYDOOR.COM, INC. (FORMERLY KNOWN AS PROCEPT, INC.)
              (Exact name of registrant as specified in its charter)


             DELAWARE                  0-21134              04-2893483
   (State or other jurisdiction    (Commission File        (IRS Employer
        of incorporation)              Number)           Identification No.)


                     840 MEMORIAL DRIVE, CAMBRIDGE, MA 02139
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                  (617) 491-1100


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 28, 2000, Procept, Inc., now known as HeavenlyDoor.com, Inc. ("HVDC") completed its acquisition of Heaven's Door Corporation ("HDC"). The acquisition was structured as a merger (the "Merger") of a wholly owned subsidiary of HVDC with and into HDC pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 8, 1999. The Merger was a tax-free reorganization.

     As consideration for the Merger, the stockholders of HDC received an aggregate of 10,920,000 shares of common stock of HVDC (the "HVDC Common Stock") in exchange for all of the outstanding shares of common stock of HDC. Cash is payable in lieu of any fractional shares of HVDC Common Stock otherwise issuable in the Merger for a amount determined by multiplying such fraction by the fair market value of a share of Procept Common Stock as calculated under the Merger Agreement.

     The number of shares of HVDC Common Stock delivered as the merger consideration was determined through arms-length negotiation between the parties. There was no material relationship between HDC or its stockholders and HVDC or any of its affiliates, directors or officers, or any associate of a HVDC director or officer.

     The assets acquired in the Merger were used by HDC in operating an Internet website, www.HeavenlyDoor.com, which provides a range of products and services specifically related to the funeral services industry. HeavenlyDoor.com currently provides consumers access to information concerning the arrangement and handling of funeral-related services from the privacy of their homes. HVDC intends that HDC, as a wholly owned subsidiary of HVDC, will operate in the same business.


     Immediately prior to the Merger, Procept, Inc. changed its name to HeavenlyDoor.com, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          The financial statements and accountants' report required to be filed under this item were previously filed as part of HVDC's Registration Statement on Form S-4 (File No. 333-92655), declared effective on December 22, 1999 and incorporated herein by reference.

     (b)  PRO FORMA Financial Information.

          The PRO FORMA financial information required to be filed under this item was previously filed as part of HVDC's Registration Statement on Form S-4 (File No. 333-92655), declared effective on December 22, 1999 and incorporated herein by reference.


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     (c)  Exhibits:

      2 Agreement and Plan of Merger dated November 8, 1999, by and between Procept, Inc., Procept Acquisition Corp., Heaven's Door Corporation and certain stockholders of Heaven's Door Corporation, previously filed as Appendix A to HVDC's Registration Statement on Form S-4 (File No. 333-92655), declared effective on December 22, 1999 and incorporated herein by reference.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 HEAVENLYDOOR.COM, INC.


Date: February 25, 2000          By: /s/ Michael Fitzgerald
                                    -------------------------------
                                    Michael Fitzgerald, Vice President, Finance













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                                  EXHIBIT INDEX

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Exhibit
  No.          Description
-------        -----------

  2 Agreement and Plan of Merger dated November 8, 1999, by and between Procept, Inc., Procept Acquisition Corp., Heaven's Door Corporation and certain stockholders of Heaven's Door Corporation, previously filed as Appendix A to HVDC's Registration Statement on Form S-4 (File No. 333-92655), declared effective on December 22, 1999 and incorporated herein by reference.

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